UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 18, 2014, The Men’s Wearhouse, Inc., (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting, among other things, that it had completed the acquisition of Jos. A. Bank Clothiers, Inc. (“Jos. A. Bank”).  At that time, under parts (a) and (b) of Item 9.01 therein, the Company stated that it would file the required historical financial statements and pro forma information by amendment no later than 71 calendar days after the date on which the Original Report was required to be filed.

This Current Report on Form 8-K/A amends the Original Report in order to provide the required historical financial statements and pro forma information.  Except for filing of the historical financial statements and pro forma financial information, the Original Report is not being amended or updated in any other manner.

Item 9.01.          Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

This Form 8-K/A incorporates by reference the historical audited consolidated balance sheets of Jos. A. Bank as of February 1, 2014 and February 2, 2013, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the fiscal years ended February 1, 2014, February 2, 2013 and February 3, 2012 included in “Item 8. Financial Statements and Supplementary Data” from Jos. A. Bank’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2014.

This Form 8-K/A incorporates by reference the historical unaudited condensed consolidated balance sheet of Jos. A. Bank as of May 3, 2014 and the related unaudited condensed consolidated statements of income and cash flows for the thirteen weeks ended May 3, 2014 and May 4, 2013 included in “Item 1. Financial Statements” from Jos. A. Bank’s Quarterly Report on Form 10-Q for the three months ended May 3, 2014, filed with the SEC on June 6, 2014.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information as of and for the three months ended May 3, 2014 and for the fiscal year ended February 1, 2014, is included as Exhibit 99.3 to this Form 8-K/A and is incorporated herein by reference.

(d) Exhibits

The following exhibits are included in this Form 8-K:

23.1	Consent of Deloitte and Touche LLP, an independent registered public accounting firm.

99.1

Audited consolidated balance sheets of Jos. A. Bank as of February 1, 2014 and February 2, 2013, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the fiscal years ended February 1, 2014, February 2, 2013 and February 3, 2012 (incorporated by reference from Jos. A. Bank’s Annual Report on Form 10-K filed with the SEC on April 2, 2014).

99.2

Unaudited condensed consolidated balance sheet of Jos. A. Bank as of May 3, 2014 and the related unaudited condensed consolidated statements of income and cash flows for the three months ended May 3, 2014 and May 4, 2013 (incorporated by reference from Jos. A. Bank’s Quarterly Report on Form 10-Q filed with the SEC on June 6, 2014).

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC.

Date:	September 2, 2014	By:	/s/ Brian T. Vaclavik
Name: Brian T. Vaclavik
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Deloitte and Touche LLP, an independent registered public accounting firm.

99.1

Audited consolidated balance sheets of Jos. A. Bank as of February 1, 2014 and February 2, 2013, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the fiscal years ended February 1, 2014, February 2, 2013 and February 3, 2012 (incorporated by reference from Jos. A. Bank’s Annual Report on Form 10-K filed with the SEC on April 2, 2014).

99.2

Unaudited condensed consolidated balance sheet of Jos. A. Bank as of May 3, 2014 and the related unaudited condensed consolidated statements of income and cash flows for the three months ended May 3, 2014 and May 4, 2013 (incorporated by reference from Jos. A. Bank’s Quarterly Report on Form 10-Q filed with the SEC on June 6, 2014).

99.3	Unaudited Pro Forma Condensed Combined Financial Information.